Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008	2007	2008	2007	2nd Qtr	2008	2007	2008	2007	6 Mos.
	2nd Qtr	2nd Qtr	2nd Qtr	2nd Qtr	vs.	Six Months	Six Months	Six Months	Six Months	vs.
	U.S.	U.S.	* As	* As	2nd Qtr	U.S.	U.S.	* As	* As	6 Mos.
	GAAP	GAAP	Reconciled	Reconciled	As	GAAP	GAAP	Reconciled	Reconciled	As
	$	$	$	$	Reconciled	$	$	$	$	Reconciled

Net sales 1/	4,921	3,178	4,921	3,178	55%	9,577	6,153	9,577	6,153	56%

Cost of sales	1,908	977	1,554	977	59%	4,044	1,913	3,002	1,913	57%

Gross profit	3,013	2,201	3,367	2,201	53%	5,533	4,240	6,575	4,240	55%

Selling, general and administrative	1,870	1,358	1,869	1,358	38%	3,547	2,572	3,545	2,572	38%
Research and development	906	696	904	636	42%	1,786	1,403	1,782	1,247	43%
Other expense/(income), net	134	(16)	134	(51)	N/M	229	(62)	246	(93)	N/M
Special and acquisition-related charges	94	11	—	—	N/M	117	12	—	—	N/M
Equity income	(493)	(490)	(429)	(490)	(12%)	(1,010)	(978)	(946)	(978)	(3%)

Income before income taxes	502	642	889	748	19%	864	1,293	1,948	1,492	31%

Income tax expense	66	103	120	103	17%	138	190	280	190	47%

Net income	436	539	769	645	19%	726	1,103	1,668	1,302	28%

Preferred stock dividends	38	22	38	22	73%	75	43	75	43	74%

Net income available to common shareholders	398	517	731	623	17%	651	1,060	1,593	1,259	27%

Diluted earnings per common share	0.24	0.34	0.45	0.41	10%	0.40	0.70	0.97	0.82	18%

Avg. shares outstanding — diluted	1,632	1,587	1,632	1,587		1,635	1,579	1,635	1,579

Ratios to net sales

Net sales	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

Cost of sales	38.8%	30.7%	31.6%	30.7%		42.2%	31.1%	31.3%	31.1%

Gross margin	61.2%	69.3%	68.4%	69.3%		57.8%	68.9%	68.7%	68.9%

Selling, general and administrative	38.0%	42.7%	38.0%	42.7%		37.0%	41.8%	37.0%	41.8%

Research and development	18.4%	21.9%	18.4%	20.0%		18.6%	22.8%	18.6%	20.3%

Income before income taxes	10.2%	20.2%	18.1%	23.5%		9.0%	21.0%	20.3%	24.2%

Net income	8.9%	17.0%	15.6%	20.3%		7.6%	17.9%	17.4%	21.2%

1/	Net sales for the three and six months ended June 30, 2008 include sales of Organon BioSciences (OBS) of $1.4 billion and $2.8 billion, respectively.

*	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights.”

N/M-	Not a meaningful percentage.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Net sales 1/	4,657	4,921			9,577		2,975	3,178	2,812	3,724	6,153	12,690	55%	56%

Cost of sales 2/	2,137	1,908			4,044		937	977	925	1,566	1,913	4,405	95%	111%

Gross profit	2,520	3,013			5,533		2,038	2,201	1,887	2,158	4,240	8,285	37%	31%

Selling, general and administrative	1,676	1,870			3,547		1,213	1,358	1,262	1,634	2,572	5,468	38%	38%
Research and development 3/	880	906			1,786		707	696	669	855	1,403	2,926	30%	27%
Acquired in-process research and development 4/	—	—			—		—	—	—	3,754	—	3,754	N/M	N/M
Other expense/(income), net	95	134			229		(48)	(16)	(390)	(231)	(62)	(683)	N/M	N/M
Special and acquisition-related charges 5/	23	94			117		1	11	20	52	12	84	N/M	N/M
Equity income 6/	(517)	(493)			(1,010)		(487)	(490)	(506)	(566)	(978)	(2,049)	1%	3%

Income/(loss) before income taxes	363	502			864		652	642	832	(3,340)	1,293	(1,215)	(22%)	(33%)

Income tax expense/(benefit)	72	66			138		87	103	82	(14)	190	258	(36%)	(27%)

Net income/(loss)	291	436			726		565	539	750	(3,326)	1,103	(1,473)	(19%)	(34%)

Preferred stock dividends	38	38			75		22	22	37	38	43	118	73%	74%

Net income/(loss) available to common shareholders	253	398			651		543	517	713	(3,364)	1,060	(1,591)	(23%)	(39%)

Diluted earnings/(loss) per common share	0.15	0.24			0.40		0.36	0.34	0.45	(2.08)	0.70	(1.04)

Avg. shares outstanding- diluted	1,637	1,632			1,635		1,571	1,587	1,622	1,621	1,579	1,536
Actual shares outstanding	1,621	1,626			1,626		1,489	1,496	1,620	1,621	1,496	1,621

Ratios to net sales

Net sales	100.0%	100.0%			100.0%		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales	45.9%	38.8%			42.2%		31.5%	30.7%	32.9%	42.1%	31.1%	34.7%

Gross margin	54.1%	61.2%			57.8%		68.5%	69.3%	67.1%	57.9%	68.9%	65.3%

Selling, general and administrative	36.0%	38.0%			37.0%		40.8%	42.7%	44.9%	43.9%	41.8%	43.1%

Research and development	18.9%	18.4%			18.6%		23.8%	21.9%	23.8%	23.0%	22.8%	23.1%

Income/(loss) before income taxes	7.8%	10.2%			9.0%		21.9%	20.2%	29.6%	(89.7%)	21.0%	(9.6%)

Net income/(loss)	6.2%	8.9%			7.6%		19.0%	17.0%	26.7%	(89.3%)	17.9%	(11.6%)

N/M-	Not a meaningful percentage

Note:	The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Net sales for the three and six months ended June 30, 2008 include sales of Organon BioSciences (OBS) of $1.4 billion and $2.8 billion, respectively. Net sales for the twelve months ended December 31, 2007, include $626 million of OBS sales as of the November 19, 2007 close of the acquisition through December 31, 2007.

2/	Cost of sales for the three and six months ended June 30, 2008 include purchase accounting adjustments of $354 million and $1.0 billion, respectively, related to the acquisition of OBS. Cost of sales for the twelve months ended December 31, 2007 includes purchase accounting adjustments of $326 million related to the acquisition of OBS.

3/	Research and development for the three and six months ended June 30, 2007 includes $60 million and $156 million, respectively, related to upfront R&D payments. Research and development for the twelve months ended December 31, 2007 include $197 million related to upfront R&D payments.

4/	Acquired in-process research and development for the twelve months ended December 31, 2007 represents a charge of $3.8 billion in connection with the acquisition of OBS.

5/	Special and acquisition-related charges relate to the Productivity Transformation Program (PTP) activities which also incorporates the ongoing integration of OBS. For the three and six months ended June 30, 2008 these charges were $94 million ($77 million for severance costs and $17 million for integration-related costs) and $117 million, respectively. Special and acquisition-related charges for the three and six months ended June 30, 2007 was $11 million and $12 million, respectively. Special and acquisition-related charges for the twelve months ended December 31, 2007 were $84 million.

6/	Included in Equity Income is $64 million of income related to the termination of a respiratory joint venture with Merck.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Cholesterol Joint Venture:	1,216	1,133			2,348		1,150	1,248	1,277	1,443	2,397	5,119	(9%)	(2%)
U.S.	851	710			1,561		897	958	969	1,071	1,854	3,894	(26%)	(16%)
International	365	423			787		253	290	308	372	543	1,225	45%	45%

50% of Cholesterol Joint Venture:	607	566			1,174		575	624	639	722	1,199	2,559	(9%)	(2%)

Human Prescription Pharma (1):	3,557	3,702			7,259		2,398	2,520	2,291	2,963	4,918	10,173	47%	48%
U.S.	975	926			1,899		802	771	709	855	1,573	3,138	20%	21%
International	2,582	2,776			5,360		1,596	1,749	1,582	2,108	3,345	7,035	59%	60%

Animal Health (2):	723	818			1,540		232	264	248	507	496	1,251	210%	211%
U.S.	131	138			269		58	58	63	99	116	278	139%	132%
International	592	680			1,271		174	206	185	408	380	973	230%	235%

Consumer Health Care	377	401			778		345	394	273	254	739	1,266	2%	5%

Consolidated GAAP Net Sales:	4,657	4,921			9,577		2,975	3,178	2,812	3,724	6,153	12,690	55%	56%

U.S.	1,453	1,434			2,885		1,179	1,195	1,028	1,194	2,374	4,597	20%	22%
International	3,204	3,487			6,692		1,796	1,983	1,784	2,530	3,779	8,093	76%	77%

Adjusted Net Sales:	5,264	5,487			10,751		3,550	3,802	3,451	4,446	7,352	15,249	44%	46%

(1)	Human Prescription Pharma Net sales for the three and six months ended June 30, 2008 include $921 million and $1.8 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Human Prescription Pharma Net sales for both the fourth quarter and full year 2007 include $409 million of OBS human health segment sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Animal Health Net sales for the three and six months ended June 30, 2008 includes $526 million and $980 million, respectively, of sales of the animal health segment of OBS. Animal Health Net sales for both the fourth quarter and full year 2007 include $217 million of OBS animal health segment sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Global Zetia (1):	588	578			1,166		544	605	606	680	1,149	2,436	(5%)	1%

U.S.	395	349			745		408	424	443	489	832	1,764	(18%)	(10%)
International	193	229			421		136	181	163	191	317	672	26%	33%

Global Vytorin (1):	647	586			1,233		616	683	684	778	1,299	2,761	(14%)	(5%)

U.S.	456	361			816		489	534	526	582	1,022	2,130	(32%)	(20%)
International	191	225			417		127	149	158	196	277	631	51%	51%

Global Cholesterol (1):	1,235	1,164			2,399		1,160	1,288	1,290	1,458	2,448	5,197	(10%)	(2%)

U.S.	851	710			1,561		897	958	969	1,071	1,854	3,894	(26%)	(16%)
International	384	454			838		263	330	321	387	594	1,303	37%	41%

(1)	Substantially all sales of cholesterol products are not included in Schering-Plough’s Net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Latin America and Japan. In Japan, Schering-Plough co-markets ZETIA with Bayer HealthCare. ZETIA was launched in Japan in June 2007. In the second quarter of 2008 and 2007, sales in non-joint venture territories of the cholesterol franchise totaled $31 million and $40 million, respectively. For the six months of 2008 and 2007 sales in non-joint venture territories of the cholesterol franchise totaled $50 million and $51 million, respectively.
The results of the operation of the joint venture are reflected in Equity income. As a result, Schering-Plough’s Gross margin and ratios of Selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the Equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s Net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Equity income also includes milestone and other payments. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2008	2007		2008	2007		2008	2007
	2nd	2nd	2nd Qtr	2nd	2nd	2nd Qtr	2nd	2nd	2nd Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$2nd Qtr	$		$2nd Qtr	$		$2nd Qtr

Human Prescription Pharma (1):	3,702	2,520	47%	926	771	20%	2,776	1,749	59%

Remicade	557	394	41%	—	—	—	557	394	41%
Nasonex	311	295	6%	166	175	(5%)	145	120	21%
Temodar	251	216	16%	82	79	3%	169	137	24%
Clarinex / Aerius	240	250	(4%)	79	106	(25%)	161	144	11%
PegIntron	229	234	(2%)	40	46	(13%)	189	188	1%
Follistim/Puregon (2)	162	—	—	45	—	—	117	—	—
Nuvaring (2)	116	—	—	68	—	—	48	—	—
Claritin Rx	111	102	8%	—	—	—	111	102	8%
Integrilin	78	78	—	73	73	(1%)	5	5	—
Caelyx	78	65	20%	—	—	—	78	65	20%
Rebetol	70	74	(5%)	—	1	—	70	73	(5%)
Zemuron (2)	67	—	—	33	—	—	34	—	—
Avelox	67	75	(12%)	67	75	(12%)	—	—	—
Subutex / Suboxone	62	52	18%	—	—	—	62	52	18%
Remeron (2)	61	—	—	2	—	—	59	—	—
Intron A	61	55	10%	29	28	3%	32	27	17%
Livial (2)	50	—	—	—	—	—	50	—	—
Cerazette (2)	49	—	—	—	—	—	49	—	—
Asmanex	48	42	16%	45	39	16%	3	3	—
Mercilon (2)	47	—	—	1	—	—	46	—	—
Elocon	47	43	10%	1	—	—	46	43	8%
Implanon (2)	44	—	—	14	—	—	30	—	—
Marvelon (2)	40	—	—	3	—	—	37	—	—
Proventil / Albuterol cfc	38	61	(37%)	38	61	(37%)	—	—	—
Noxafil	38	20	91%	10	7	48%	28	13	114%
Foradil	25	26	(1%)	24	25	(1%)	1	1	—

(1)	Human Prescription Pharma Net sales for the three months ended June 30, 2008 include $921 million of sales of the human health segment of Organon BioSciences (OBS). U.S. Pharma and International Pharma include OBS human health segment sales of $209 million and $712 million, respectively.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Human Prescription Pharma (1):	3,557	3,702			7,259		2,398	2,520	2,291	2,963	4,918	10,173	47%	48%

Remicade	507	557			1,064		373	394	426	455	767	1,648	41%	39%
Nasonex	307	311			618		284	295	242	271	579	1,092	6%	7%
Temodar	236	251			487		196	216	215	234	412	861	16%	18%
Clarinex / Aerius	213	240			454		204	250	171	174	455	799	(4%)	—
PegIntron	225	229			454		217	234	221	239	451	911	(2%)	1%
Follistim/Puregon (2)	145	162			308		—	—	—	57	—	57	—	—
Nuvaring (2)	96	116			212		—	—	—	45	—	45	—	—
Claritin Rx	128	111			239		112	102	83	93	214	391	8%	11%
Integrilin	74	78			152		84	78	78	91	163	332	—	(7%)
Caelyx	74	78			152		62	65	64	66	127	257	20%	20%
Rebetol	59	70			130		71	74	60	71	146	277	(5%)	(11%)
Zemuron (2)	63	67			130		—	—	—	25	—	25	—	—
Avelox	142	67			209		115	75	78	115	191	384	(12%)	10%
Subutex / Suboxone	54	62			115		56	52	55	57	108	220	18%	7%
Remeron (2)	68	61			129		—	—	—	33	—	33	—	—
Intron A	55	61			116		60	55	61	57	115	233	10%	1%
Livial (2)	45	50			95		—	—	—	24	—	24	—	—
Cerazette (2)	44	49			93		—	—	—	20	—	20	—	—
Asmanex	42	48			91		43	42	36	41	85	162	16%	7%
Mercilon (2)	43	47			90		—	—	—	18	—	18	—	—
Elocon	45	47			92		36	43	40	37	79	156	10%	16%
Implanon (2)	38	44			82		—	—	—	15	—	15	—	—
Marvelon (2)	37	40			77		—	—	—	20	—	20	—	—
Proventil / Albuterol cfc	50	38			89		53	61	52	41	114	207	(37%)	(22%)
Noxafil	34	38			72		16	20	24	29	36	89	91%	101%
Foradil	25	25			51		26	26	25	25	52	102	(1%)	(2%)

(1)	Human Prescription Pharma Net sales for the three and six months ended June 30, 2008 include $921 million and $1.8 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Human Prescription Pharma Net sales for both the fourth quarter and full year 2007 include $409 million of OBS human health segment sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	2nd Qtr	6 Mos.

Total U.S. Pharma (1):	975	926			1,899		802	771	709	855	1,573	3,138	20%	21%

Nasonex	172	166			338		177	175	153	162	352	667	(5%)	(4%)
Temodar	80	82			162		74	79	79	83	154	315	3%	6%
Clarinex / Aerius	76	79			156		91	106	83	82	197	362	(25%)	(21%)
PegIntron	39	40			79		49	46	46	42	95	183	(13%)	(16%)
Follistim/Puregon (2)	44	45			89		—	—	—	14	—	14	—	—
Nuvaring (2)	54	68			122		—	—	—	26	—	26	—	—
Integrilin	69	73			142		80	73	73	85	153	312	(1%)	(8%)
Zemuron (2)	34	33			67		—	—	—	10	—	10	—	—
Avelox	142	67			209		115	75	78	115	191	384	(12%)	10%
Remeron (2)	4	2			6		—	—	—	2	—	2	—	—
Intron A	27	29			56		31	28	29	28	59	117	3%	(5%)
Asmanex	39	45			85		40	39	34	38	80	152	16%	7%
Implanon (2)	11	14			26		—	—	—	3	—	3	—	—
Marvelon (2)	2	3			5		—	—	—	2	—	2	—	—
Proventil / Albuterol cfc	50	38			89		53	61	52	41	114	207	(37%)	(22%)
Noxafil	9	10			20		6	7	8	10	13	31	48%	57%
Foradil	24	24			49		25	25	24	24	50	98	(1%)	(2%)

(1)	U.S. Pharma Net sales for the three and six months ended June 30, 2008 include $209 million and $398 million, respectively, of sales of the human health segment of Organon BioSciences (OBS). U.S. Pharma Net sales for both the fourth quarter and full year 2007 include $84 million of OBS human health segment sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	2nd Qtr	6 Mos.

Total International Pharma (1):	2,582	2,776			5,360		1,596	1,749	1,582	2,108	3,345	7,035	59%	60%

Remicade	507	557			1,064		373	394	426	455	767	1,648	41%	39%
Nasonex	135	145			280		107	120	89	109	227	425	21%	24%
Temodar	156	169			325		122	137	136	151	258	546	24%	26%
Clarinex / Aerius	137	161			298		113	144	88	92	258	437	11%	16%
PegIntron	186	189			375		168	188	175	197	356	728	1%	5%
Follistim/Puregon (2)	101	117			219		—	—	—	43	—	43	—	—
Nuvaring (2)	42	48			90		—	—	—	19	—	19	—	—
Claritin Rx	128	111			239		112	102	83	93	214	391	8%	11%
Integrilin	5	5			10		4	5	5	6	10	20	—	—
Caelyx	74	78			152		62	65	64	66	127	257	20%	20%
Rebetol	59	70			129		71	73	59	70	144	273	(5%)	(11%)
Zemuron (2)	29	34			63		—	—	—	15	—	15	—	—
Subutex / Suboxone	54	62			115		56	52	55	57	108	220	18%	7%
Remeron (2)	64	59			123		—	—	—	31	—	31	—	—
Intron A	28	32			60		29	27	32	29	56	116	17%	7%
Livial (2)	45	50			95		—	—	—	24	—	24	—	—
Cerazette (2)	44	49			93		—	—	—	20	—	20	—	—
Asmanex	3	3			6		3	3	2	3	5	10	—	15%
Mercilon (2)	42	46			88		—	—	—	18	—	18	—	—
Elocon	45	46			91		36	43	40	39	79	158	8%	16%
Implanon (2)	27	30			56		—	—	—	12	—	12	—	—
Marvelon (2)	35	37			72		—	—	—	18	—	18	—	—
Noxafil	25	28			52		10	13	16	19	23	58	114%	126%
Foradil	1	1			2		1	1	1	1	2	4	—	—

(1)	International Pharma Net sales for the three and six months ended June 30, 2008 include $712 million and $1.4 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). International Pharma Net sales for both the fourth quarter and full year 2007 include $325 million of OBS human health segment sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	2nd Qtr	6 Mos.

Global Consumer Health Care:	377	401			778		345	394	273	254	739	1,266	2%	5%

OTC:	209	181			389		177	182	162	161	359	682	(1%)	8%
OTC Claritin	139	120			258		127	137	104	94	264	462	(12%)	(2%)
MiraLAX	26	28			54		8	6	16	18	14	48	N/M	N/M
Other OTC	44	33			77		42	39	42	49	81	172	(16%)	(5%)
Foot Care	85	105			190		78	102	92	74	180	345	3%	5%
Sun Care	83	115			199		90	110	19	19	200	239	5%	(1%)

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full
	Qtr.	Qtr.(1)	Qtr.	Qtr.	Mos.(1)	Year	Qtr.	Qtr.	Qtr.	Qtr.(1)	Mos.	Year(1)
	$	$	$	$	$	$	$	$	$	$	$	$
Geographic net sales
U.S.	1,453	1,434			2,885		1,179	1,195	1,028	1,194	2,374	4,597
Europe and Canada	2,235	2,449			4,686		1,215	1,343	1,199	1,743	2,558	5,500
Latin America	482	524			1,006		311	327	324	398	638	1,359
Asia Pacific	487	514			1,000		270	313	261	389	583	1,234

Consolidated net sales	4,657	4,921			9,577		2,975	3,178	2,812	3,724	6,153	12,690

	2008						2007
	1st	2nd	3rd	4th	6	Full	1st	2nd	3rd	4th	6	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year
	$	$	$	$	$	$	$	$	$	$	$	$
Other expense/(income), net
Interest income	(22)	(17)			(39)		(82)	(86)	(117)	(112)	(167)	(395)
Interest expense	138	140			278		37	39	45	125	76	245
Acquisition-related (gains)/losses on currency-related and interest rate-related items (2)	—	—			—		(3)	35	(314)	(255)	31	(537)
Foreign exchange (gains)/losses	(4)	11			7		—	(3)	(4)	3	(2)	(3)
Other (income)/expense (3)	(17)	—			(17)		—	(1)	—	8	—	7

Total — Other expense/(income), net	95	134			229		(48)	(16)	(390)	(231)	(62)	(683)

(1)	Second quarter and first half of 2008 include $1.4 billion and $2.8 billion, respectively, of Organon BioSciences (OBS) sales. Fourth quarter and full year of 2007 include $626 million of OBS sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Included in acquisition-related (gains)/losses on currency-related and interest rate-related items are gains from foreign currency options in the amount of $510 million for the twelve months ended December 31, 2007.

(3)	Other expense/(income) for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.
     All figures rounded. Totals may not add due to rounding.

Janet Barth	908-298-7011
Joe Romanelli	908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these charges to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended June 30, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$4,921	$—	$—	$—	$4,921
Cost of sales	1,908	(354)	—	—	1,554
Selling, general and administrative	1,870	(1)	—	—	1,869
Research and development	906	(2)	—	—	904
Other expense/(income), net	134	—	—	—	134
Special and acquisition-related charges	94	—	(94)	—	—
Equity income	(493)	—	—	64	(429)

Income before income taxes	502	357	94	(64)	889
Income tax expense/(benefit)	66	(47)	(7)	—	120

Net income	$436	$310	$87	$(64)	$769

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$398	$310	$87	$(64)	$731

Diluted earnings per common share	$0.24				$0.45

Average shares outstanding-diluted	1,632				1,632

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Three months ended June 30, 2007
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$3,178	$—	$—	$—	$3,178
Cost of sales	977	—	—	—	977
Selling, general and administrative	1,358	—	—	—	1,358
Research and development	696	—	—	(60)	636
Other expense/(income), net	(16)	—	(35)	—	(51)
Special and acquisition-related charges	11	—	(11)	—	—
Equity income	(490)	—	—	—	(490)

Income before income taxes	642	—	46	60	748
Income tax expense	103	—	—	—	103

Net income	$539	$—	$46	$60	$645

Preferred stock dividends	22	—	—	—	22

Net income available to common shareholders	$517	$—	$46	$60	$623

Diluted earnings per common share	$0.34				$0.41

Average shares outstanding-diluted	1,587				1,587

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Six months ended June 30, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$9,577	$—	$—	$—	$9,577
Cost of sales	4,044	(1,042)	—	—	3,002
Selling, general and administrative	3,547	(2)	—	—	3,545
Research and development	1,786	(4)	—	—	1,782
Other expense/(income), net	229	—	—	17	246
Special and acquisition related charges	117	—	(117)	—	—
Equity income	(1,010)	—	—	64	(946)

Income before income taxes	864	1,048	117	(81)	1,948
Income tax expense/(benefit)	138	(138)	(9)	5	280

Net income	$726	$910	$108	$(76)	$1,668

Preferred stock dividends	75	—	—	—	75

Net income available to common shareholders	$651	$910	$108	$(76)	$1,593

Diluted earnings per common share	$0.40				$0.97

Average shares outstanding-diluted	1,635				1,635

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share (unaudited)
(Amount in Millions, except per share figures)

	Six months ended June 30, 2007
	(unaudited)
		Purchase	Special and
	As	Accounting	Acquisition-	Other	As Reconciled
	Reported	Adjustments	Related Items	Specified Items	(1)

Net sales	$6,153	$—	$—	$—	$6,153
Cost of sales	1,913	—	—	—	1,913
Selling, general and administrative	2,572	—	—	—	2,572
Research and development	1,403	—	—	(156)	1,247
Other expense/(income), net	(62)	—	(31)	—	(93)
Special and acquisition related charges	12	—	(12)	—	—
Equity income	(978)	—	—	—	(978)

Income before income taxes	1,293	—	43	156	1,492
Income tax expense	190	—	—	—	190

Net income	$1,103	$—	$43	$156	$1,302

Preferred stock dividends	43	—	—	—	43

Net income available to common shareholders	$1,060	$—	$43	$156	$1,259

Diluted earnings per common share	$0.70				$0.82

Average shares outstanding-diluted	1,579				1,579

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amounts in millions)
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share reflect the following adjustments:

	Second Quarter		Six Months
	(unaudited)		(unaudited)
	2008	2007	2008	2007

Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$138	$—	$270	$—
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	8	—	16	—
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	211	—	762	—

Total purchase accounting adjustments, pre-tax	357	—	1,048	—
Income tax benefit	47	—	138	—

Total purchase accounting adjustments	$310	$—	$910	$—

Special and Acquisition-related items:
Special and Integration-related activities (e)	$94	$11	$117	$12
Acquisition-related loss on currency-related items (d)	—	35	—	31

Total acquisition-related items, pre-tax	94	46	117	43
Income tax benefit	7	—	9	—

Total acquisition-related items	$87	$46	$108	$43

Other specified items:
Income from Respiratory JV termination (f)	$(64)	$—	(64)	—
(Gain) on sale of manufacturing plant (d)	—	—	(17)
Upfront R&D payments (c)	—	60	—	156

Total other specified items, pre-tax	(64)	60	(81)	156
Income tax expense	—	—	(5)	—

Total other specified items	$(64)	$60	$(76)	$156

Total purchase accounting adjustments, special and acquisition-related items and other specified items	$333	$106	$942	$199

(a)	Included in Cost of sales

(b)	Included in Cost of sales, Selling, general and administrative and Research and development

(c)	Included in Research and development

(d)	Included in Other expense/(income), net

(e)	Included in Special and acquisition-related charges

(f)	Included in Equity income